- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K
                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) November 10, 1994

                        ROCHESTER TELEPHONE CORPORATION
             (Exact name of registrant as specified in its charter)

    NEW YORK                     1-4166                   16-0613330
(State or other           (Commission File Number)      (IRS Employer
 jurisdiction of                                      Identification No.)
 incorporation)

       180 SOUTH CLINTON AVENUE                        14646
         ROCHESTER, NEW YORK                        (Zip Code)
 (Address of principal executive offices)


       Registrant's telephone number, including area code (716) 777-7100

ITEM 5 OTHER EVENTS

  The New York State Public Service Commission issued an order on November 10, 1994 approving the Joint Stipulation and Agreement relating to the Registrant's "Open Market Plan." A copy of the order is filed as an Exhibit to this Report on Form 8-K.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                          Rochester Telephone Corporation

                                             /s/ Barbara J. LaVerdi
Dated: November 18, 1994                  By:-----------------------------
                                             Barbara J. LaVerdi Assistant
                                             Secretary

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                         DESCRIPTION
 -------                        -----------
   99    Opinion and Order of the New York State Public Service
         Commission approving the Joint Stipulation and Agreement

                                       3